Supplement Dated September 1, 2022
To The Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITYSM,
PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, RETIREMENT LATITUDES®,
PERSPECTIVE ADVISORS IISM, ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®,
JACKSON PRIVATE WEALTH®, PERSPECTIVE L SERIESSM, FIFTH THIRD PERSPECTIVE, and
PERSPECTIVE REWARDS® FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY, and
PERSPECTIVE FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective September 1, 2022, the following changes have been made to "Appendix A: (Funds Available Under the Contract)" of your prospectus, in order to reflect recent sub-adviser changes:

➢    For the JNL/PPM America Floating Rate Income Fund, Fidelity Institutional Asset Management, LLC ("FIAM LLC") has been added as a sub-adviser.

➢    For the JNL/T. Rowe Price Short-Term Bond Fund, T. Rowe Price Hong Kong Limited and T. Rowe Price International Limited have been added as sub-sub-advisers.
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(To be used with JMV23537 04/22, JMV21086 04/22, JMV23538 04/22, JMV25288 04/22, JMV21451 04/22, JMV18691 04/22, JMV21452 04/22, VC5869 04/22, JMV8037 04/22, JMV8037BE 04/22, JMV18692 04/22, JMV7697 04/22, VC5890 04/22, VC3656 04/22, VC4224 04/22, FVC4224FT 04/22, JMV8798 04/22, JMV9476 04/22, JMV16966 04/22, JMV9476WF 04/22, VC5995 04/22, and JMV2731 04/22)

JFV101685 09/22